Investor Presentation Delek US Holdings J.P. Morgan Energy Conference June 2016

Disclaimers 2 Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (defined as “we”, “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL” respectively, and, as such, are governed by the rules and regulations of the United States Securities and Exchange Commission. These slides and any accompanying oral and written presentations contain forward-looking statements that are based upon our current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about our future results, performance, prospects and opportunities and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under United States securities laws. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements. These factors include but are not limited to: risks and uncertainties with the respect to the quantities and costs of crude oil, the costs to acquire feedstocks and the price of the refined petroleum products we ultimately sell; losses from derivative instruments; management's ability to execute its strategy through acquisitions and transactional risks in acquisitions; our competitive position and the effects of competition; the projected growth of the industry in which we operate; changes in the scope, costs, and/or timing of capital projects; operational hazards of our assets including, without limitation, costs, penalties, regulatory or legal actions and other affects related to releases, spills and other hazards inherent in transporting and storing crude oil and intermediate and finished petroleum products; general economic and business conditions, particularly levels of spending relating to travel and tourism or conditions affecting the southeastern United States; and other risks contained in our filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics Partners undertakes any obligation to update or revise any such forward-looking statements. Non-GAAP Disclosures: Delek US believes that the presentation of EBITDA provides useful information to investors in assessing its financial condition, its results of operations and cash flow its business is generating. EBITDA should not be considered as alternatives to net income, operating income, cash from operations or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. EBITDA has important limitations as an analytical tool because it excludes some, but not all items that affect net income. Additionally, because EBITDA may be defined differently by other companies in its industry, Delek US' definitions of EBITDA may not be comparable to similarly titled measures of other companies, thereby diminishing its utility. Please see reconciliations of EBITDA to its most directly comparable financial measures calculated and presented in accordance with U.S. GAAP in the appendix.

Delek US Holdings Overview

Mid-Continent Integrated Downstream Energy Company – Crude Gathering to Retail Locations

Crude Sourcing/Logistics Flexibility

- **Pipeline Access:**
  - Midland (105,000 bpd in system)
  - Gulf Coast and Cushing
- **Gathered Barrels:**
  - Local barrels in Arkansas/ North Louisiana
  - East and West Texas
- **Rail Capability at El Dorado**
  - Up to 45,000 BPD of light crude(1);Ability to offload heavy Canadian crude

Synergies Created through integration:

- Logistics assets support operations and create growth options
- Refinery locations allow ability to optimize the system
- Ability to support retail locations enhances margins



CUSHING
OKLAHOMA CITY
MIDLAND
COLORADO CITY
ABILENE
SAN ANGELO
FORT WORTH
DALLAS
WACO
TYLER
HOUSTON
FREEPORT
BEAUMONT
SHREVEPORT
MONROE
EL DORADO
LITTLE ROCK
MEMPHIS
NASHVILLE
BRENTWOOD
KNOXVILLE
ST. JAMES
NEW ORLEANS
MT PLEASANT TERMINAL
GREENVILLE PRODUCT STORAGE
PERMIAN BASIN
EAGLE FORD BASIN
RED RIVER
CORPORATE HEADQUARTERS
DELEK US REFINERIES
LONGVIEW, TX
DELEK LOGISTICS TERMINALS
THIRD-PARTY CRUDE OIL PIPELINES
DELEK LOGISTICS CRUDE OIL PIPELINES
STATES WITH RETAIL PRESENCE

LONGVIEW CRUDE OIL HUB

- Strategic crude oil supply point that allows our refining system access to domestic inland and Gulf Coast feedstocks

REFINING

- 155,000 BPD in total

El Dorado, AR
- 80,000 BPD
- 10.2 complexity

Tyler, TX
- 75,000 BPD
- 8.7 complexity

RETAIL

- 355 Stores
- Locations in 7 states
- TN, AL, GA, AR, KY, MS, VA

LOGISTICS (2)

- 9 Terminals
- Approx. 1,250 miles of pipelines
- 8.5 million bbls storage capacity

(1) Rail supplied light crude capability consists of 25,000 bpd of light crude or 12,000 bpd heavy crude offloading that is available at a facility owned by Delek Logistics adjacent to the El Dorado refinery. In addition, 20,000 bpd light crude capability is currently available via a third party facility adjacent to the El Dorado refinery.

(2) Delek Logistics Partners, LP (NYSE:DKL) began operating on Nov. 7, 2012 and, from that date, 100% of its performance has been reported as a segment of Delek US. Delek US and its affiliates own approximately 62%, including the 2.0% general partner interest, of DKL. Storage and pipeline amounts are based on total DKL assets.

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Delek US Investment Highlights

Refining *Increased capacity and improved flexibility*	• Crude nameplate capacity increased by 15 kbpd to 155 kpbd in 2015 • Turnarounds completed and FCC reactors replaced at both refineries • Declining capital expenditure needs; No scheduled turnarounds until 2019/2020
Logistics *Growing EBITDA and distribution* *(Delek Logistics Partners (NYSE: DKL)* (1)	• Achieved LTM EBITDA of $99.1 million as of 1Q 2016 • Distribution increased 13 consecutive quarters to $0.61/unit • In 50%/50% IDR splits for amounts above $0.5625/unit
Retail *Expanding large-format store base*	• LTM Contribution Margin of $63.4 million as of 1Q 2016 • 69 large format stores in 355 store network; expanding foot print • Approximately 70% of fuel needs supplied by refining segment
Growth Focus Through Acquisitions	• Acquired 48% of outstanding shares, of Alon USA Energy (NYSE: ALJ) ("Alon USA") on May 14, 2015. • 4 third party logistics acquisitions; Exploring other opportunities • Proven ability to buy at right time and integrate into system
Conservative Financial Position (2)	• Cash balance of approximately $350 million • Debt of approx. $962 million, including $358 million at DKL • Net debt (excl. DKL) of $254 million

1) Delek Logistics Partners, LP (NYSE:DKL) began operating on Nov. 7, 2012 and, from that date, 100% of its performance has been reported as a segment of Delek US. Delek US and its affiliates own approximately 62%, including the 2.0% general partner interest, of DKL. EBITDA based on 1Q16 results.
2) Based on 3/31/16 balance sheet.

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Alon USA Investment

- On May 14, 2015, Delek completed the acquisition of approximately 33.7 million shares, or approximately 48% of the outstanding shares, of Alon USA Energy (NYSE: ALJ) ("Alon USA") common stock from Alon Israel Oil Company, Ltd. ("Alon Israel").
  - Five seats on the eleven-member Alon USA board of directors, including chairman of the board
  - Total consideration of approximately $564.5 million[(1)]; $200.0m cash[(2)], $145.0m seller note; 6.0m DK shares
- Potential next steps, including:
  - Acquire remaining 52% for 100% ownership
  - Stock ratio (ALJ/DK) [(4)]
    - May 14, 2015 = 0.45x (deal closed)
    - June 23, 2016 = 0.52x
- Focus on long term value creation
  - Shareholder agreement expired May 2016
  - No limitation on DK's ownership interest of ALJ after expiration

Alon USA Asset Overview [(3)]

Refining
- 217,000 bpd of capacity
- **Big Spring**
  - 73,000 bpd
  - 10.5 complexity
- **Krotz Springs**
  - 74,000 bpd
  - 8.4 complexity
- **California** [(3)]
  - 70,000 bpd
  - 9.2 complexity

Retail
- Approx. 309 stores
- Southwest US locations
- Largest licensee of 7-Eleven stores in the US

Asphalt
- 11 asphalt terminals located in TX, WA, CA, AZ and NV
- the largest asphalt supplier in CA and second largest asphalt supplier in TX



Richmond Beach
Washington
Oregon
Elk Grove
Femley
Nevada
California
Bakersfield
Mojave
Paramount
Long Beach
Phoenix
Flagstaff
Arizona
Tucson
Bloomfield
Albuquerque
Moriarty
New Mexico
El Paso
Orla
Lubbock
Wichita Falls
Oklahoma
Tulsa
Arkansas
Duncan
Big Spring
Dallas
Fort Worth
Abilene
Midland/
Odessa
Texas
Houston
Corpus Christi
Nederland
Louisiana
Krotz Springs
Empire
South
Marsh
Island
Loop
ALON USA
Refinery
Exchange Terminal
Alon USA Terminal
Third-Party Terminal
Asphalt Terminal
Alon Pipelines (idled)
Third-Party Pipelines
Key Retail Cities

Alon USA Partners (NYSE: ALDW)
- ALJ also owns 100% of the general partner and 81.6% of the limited partner interests in ALDW
- ALDW owns the Big Spring refinery (aggregate crude oil throughput capacity of 73,000 bpd)

(1) Based upon a closing price of $36.59 per share of Delek US common stock on May 13, 2015.
(2) Payment was funded through a combination of cash on hand and an increase in Lion Oil's term loan credit facility from $99.0 million to $275.0 million. The interest rate is based on LIBOR or base rate plus applicable margins, subject in each case to an all-in interest rate floor of 5.5%
(3) Based on Alon USA publicly available information. Refineries in California are not currently operating.
(4) Ratio based on daily closing price. May 14, 2015 DK $38.46/shr and ALJ $17.16/shr = 0.446; June 23, 2016 DK $13.07/shr and ALJ $6.84/shr = 0.523

Delek US
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Refining Segment Operational Update

Supports High Refining Utilization Refineries Serve Local Niche Markets 7 0 50 100 150 200 250 300 350 400 450 500 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 3Q 15 4Q 15 1Q 16  Delek Logistics Partners terminals support refining system:  Tyler primarily serves a 100 mile radius  El Dorado has access to local markets, as well as Little Rock and Memphis  Local market netbacks higher than Gulf Coast basis  Colonial Pipeline space has increased access to Southeastern market $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 Jan -13 M a r-13 M ay-13 Ju l-13 Sep -13 N ov-13 Jan -14 M ar-14 M ay-14 Ju l-14 Sep -14 N ov-14 Jan -15 M ar-15 M ay-15 Ju l-15 Sep -15 N ov-15 Jan -16 M ar-16 M ay-16 Delek US – Monthly Colonial Pipeline Space, (000 bbls) Gasoline Price Differential – NYMEX less Gulf Coast(1) Improving Niche Markets 1) Source for gasoline price differential is Platts with NYMEX RBOB and Gulf Coast CBOB average posted prices through June 23, 2016.

Approximately 80% of crude slate consists of Midland and local crude supply Increased Access to Cost Advantaged Crude 8 45.0 45.0 87.0 105.0 17.2 17.9 18.6 17.2 0 50 100 150 200 2012 2013 2014 2015 In 0 0 0 b p d Midland Local Crude Throughput Capacity $(3.31) $(2.71) $(6.11) $(1.43) $(1.67) $(1.96) $(1.90) $(0.97) $(1.25) 2012 2013 2014 2015 Q1 2016 Apr. 2016 May 2016 Jun. 2016 Jul. 2016  Improved access to cost advantaged crude (Midland/local) in refining system  Midland recently trading near parity with Cushing  Long term outlook for Midland approximately $1- $2/bbl under Cushing  Refining margin competitive due to:  Cost advantaged crude supply  Serve niche markets  Target to reduce operating expenses per barrel WTI Midland vs WTI Cushing, $/bbl (1) Increasing Access to Cost Advantage Crude 1) Differential includes contango of $0.40/bbl (2012); contango of $0.07/bbl (2013); backwardation of $0.77/bbl (2014); contango of $0.97/bbl (2015); $1.80 (1Q16).; $1.99 (Apr); $1.50(May) ; $0.81 (Jun).; $0.72 (Jul) Source: Argus – as of June 23, 2016; NYMEX futures settle prices. 2) Crack spread based on WTI crude oil and Gulf Coast pricing, using HSD. Current crack spread based on June 23, 2016. WTI Gulf Coast 5-3-2 Crack Spread(2) Periods incl. backwardation/contango $0 $5 $10 $15 $20 $25 Ju l-1 4 A u g- 14 Se p -1 4 O ct -1 4 N o v- 14 D ec -1 4 Ja n- 15 Fe b -1 5 M ar -1 5 A p r- 1 5 M ay -1 5 Ju n- 15 Ju l-1 5 A u g- 15 Se p -1 5 O ct -1 5 N o v- 15 D ec -1 5 Ja n- 16 Fe b -1 6 M ar -1 6 A p r- 1 6 M ay -1 6 Ju n- 16 C u rr en t $ p e r b b l.

Refining Capital Investment Program Improved Operations

Increased crude throughput capacity and operating flexibility

- Large investment cycle in refining now completed
  - Capital expenditure needs declining from 2015 level
  - 2016E based on maintenance and regulatory spending
- Projects completed during 2014 and 2015 included:
  - Turnarounds completed at both refineries
  - Improved crude oil processing flexibility
  - Increased crude throughput capacity
  - Since 2012 increased light crude processing capability by 27% based on 2015 capacity
  - ULSD capability improve by 37% by expanding the DHT



Historical Capital Spending
($ in millions)
$46.1
$123.6
$199.1
$164.5
$27.8
2012A
2013A
2014A
2015
2016E*



Light Crude Processing and DHT Capacity Increased (1)
(in 000 bpd)
122
52
124
52
140
60
155
71
2012
2013
2014
2015
Light Crude Processing
DHT

*2016 includes sustaining maintenance, regulatory and discretionary related spending. No significant growth related capital expenditures in the forecast.

Note: Amounts represent spending in the refining segment. Periods have been restated to reflect logistic assets that were dropped down to Delek Logistics Partners since its inception in 2012 including tank farms, terminals and rail offloading racks.
(1) 2012 and 2013 volume based on actual crude throughput. 2014 and 2015 based on total capability of the system.

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54% 55% 54% 59% 54% 39% 39% 40% 37% 41% 7% 6% 6% 4% 5% 0% 20% 40% 60% 80% 100% 120% 2013 2014 2015 1Q15* 1Q16 Gasoline Diesel Petro/Other 62,304 65,523 60,704 67,879 19,629 Tyler Refinery Overview 10  Overview  Niche market generally priced above Gulf Coast; supported by Delek Logistics' terminals  Crude slate consists of approx. 65 kbpd Midland sourced crude; plus east Texas and Cushing crudes  Completed schedule turnaround in March 2015; FCC reactor replaced; next scheduled turnaround 2020  15 kbpd crude processing expansion completed in March 2015  Achieved 75 kbpd crude throughput rate  Product yield in line with pre-expansion level  Focus on balancing expanded production level with refining margin to maximize capture rate 75,000 bpd niche refinery serving Tyler, Texas and surrounding area Total Production, bpd $4.63 $4.41 $4.52 $9.76 $4.24 2013 2014 2015 1Q15 * 1Q16 Operating Expense Per Barrel Sold Note: Delek US capture rate is defined as refining gross margin per barrel divided by WTI Gulf Coast 5-3-2 crack spread. *1Q15 affected by scheduled turnaround that reduced throughput and barrels sold.

80,000 bpd refinery with crude slate flexibility to process light and medium gravity crudes El Dorado Refinery Overview 11  Overview  Inland PADD III refinery located in Southern Arkansas  Flexible crude sourcing  Midland, local Arkansas, east Texas  Rail offloading capability  Mid Valley and Exxon North crude oil pipeline access  Ability to support a portion of retail fuel needs on direct/indirect basis  Improved flexibility and throughput in 1Q 2014 turnaround; next scheduled turnaround 2019  Pre-flash tower project improved light crude processing capability to approximately 80,000 bpd  Replaced FCC reactor with state of the art technology 49% 50% 52% 51% 57% 38% 39% 37% 36% 36% 11% 8% 8% 10% 5% 3% 2% 3% 3% 2% 0 0 0 1 1 1 1 2013 2014 2015 1Q15 1Q16 Gasoline Diesel Asphalt Petro/Other 71,642 71,286 77,806 78,950 75,405 Total Production, bpd $4.06 $3.94 $3.97 $3.72 $4.00 2013 2014 2015 1Q15 1Q16 Operating Expense Per Barrel Sold

Logistics Operational Update

Strategic Partner in Delek Logistics Partners, LP (NYSE: DKL)

Growing logistics assets support crude sourcing and product marketing

Storage Assets

- Storage facilities with 8.5 million barrels of active shell capacity

Pipelines Assets

- ~ 765 miles [1] of crude/product transportation pipelines, includes the 195 mile crude oil pipeline from Longview to Nederland, TX
- ~ 600 mile crude oil gathering system in AR/North LA
- Rail offloading facility

Wholesale/ Terminal Assets

- Wholesale and marketing business in Texas
- 9 light product terminals: TX, TN,AR



Nashville
Knoxville
Brentwood
Memphis
Little Rock
SALA GATHERING SYSTEM
El Dorado
Magnolia
AR
LA
Shreveport
Monroe
Abilene
Fort Worth
Dallas
Tyler
San Angelo
Waco
EAST TEXAS LOGISTICS SYSTEM
Mt. Pleasant
Big Sandy
Longview
Kilgore
Henderson
New Orleans
Beaumont
DELEK LOGISTICS (DKL)
Product Terminal
Product Tank Farm
Product Pipeline
Corporate Headquarters
Crude Tank Farm
Crude Pipeline
THIRD-PARTY ASSETS
Enterprise Pipeline (Product)
Delek US Refinery

Delek Logistics Partners, LP (NYSE:DKL) began operating on Nov. 7, 2012 and 100% of its performance is reported as a segment of Delek US beginning 4Q12. Delek US and its affiliates own approximately 62%, including the 2.0% general partner interest, of DKL. Please see the public filings of DKL for additional information and risks associated with DKL.

Note: Storage and pipeline amounts based on the pipeline and transportation segment and wholesale marketing and terminalling segment.

1. Includes approximately 240 miles of leased pipeline capacity

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DKL: Joint Venture Pipeline Projects 14 Caddo Pipeline ■ DKL (50%)/Plains (50%) ■ Est. total cost: $109 million (1) ■ Capacity: 80,000 bpd ■ Length: 80 miles ■ Expected Completion: January 2017 Rio Pipeline ■ Rangeland (67%)/ DKL (33%) ■ Est. total cost: $125 million (1) ■ Capacity: 55,000 bpd ■ Length: 107 miles ■ Expected Completion: July 2016 (1) Estimated investment, pending changes due to revisions in construction schedule and final construction cost of each project. Based latest information provided by Delek Logistics Partners in its June 2016 investor presentation.

DKL: Potential EBITDA Growth (1)

- **Options for Growth Provide Potential for EBITDA Increase in Coming Quarters (1)**



Potential EBITDA, $ in millions *
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$99.1
8x to 10x EBITDA target
Caddo Pipeline
DKL 50%/
Plains 50%
RIO Pipeline
DKL 33%/
Rangeland 67%
Exp. Inv. $96.0m
Potential Retail asset drop down from Delek US
Estimated EBITDA range.
Currently evaluating feasibility of a potential drop down with DKL.
LTM EBITDA 3/31/16
Pipeline Joint Ventures (2)
Potential Retail Drop (3)

***Estimated ranges; actual results subject to market conditions, operating performance and tariff rates.**

(1) Information provided in Delek Logistics Partners, LP (NYSE: DKL) June 2016 Investor presentation available at www.delekogisti cs.com. LTM 3/31/16 EBITDA based on information provided in that presentation. Please see public filings with the Securities and Exchange Commission for additional information and risks associated with DKL. Estimates based on DKL information.

(2) Joint venture projects are expected to be completed in July 2016 for RIO and January 2017 for Caddo. Estimated capital investment is approximately $96.0 million, is subject to change pending any revisions for construction schedule changes, and will vary based on actual construction cost of the projects. Estimated project multiple range based on DKL target once assets are fully utilized following a ramp up period.

(3) Represents a potential EBITDA range as Delek US considers ways to unlock the value of the retail segment which could include a potential retail asset drop down. DK and DKL are currently evaluating the feasibility of this transaction, although there is no guarantee that an agreement will be entered into or completed. Actual amount will depend on assets that are included in any potential transaction.

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Increased Distribution with Conservative Coverage and Leverage 16 (1) MQD = minimum quarterly distribution set pursuant to the Partnership Agreement. (2) Distribution coverage based on distributable cash flow divided by distribution amount in each period. Please see page 29 of DKL investor presentation for reconciliation. (3) Based on total distributions paid on May 13, 2016. (4) Leverage ratio based on LTM EBITDA as defined by credit facility covenants for respective periods from DKL investor presentation. Distribution has been increased thirteen consecutive times since the IPO $0.375 $0.385 $0.395 $0.405 $0.415 $0.425 $0.475 $0.490 $0.510 $0.530 $0.550 $0.570 $0.590 $0.610 - 0.200 0.400 0.600 MQD (1) 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q15 2Q15 3Q15 4Q15 1Q16 (3) Quarterly Distribution Growth to Date 1.39x 1.32x 1.38x 1.30x 1.61x 2.01x 1.42x 1.67x 1.23x 1.47x 1.50x 1.17x 1.19x 0.50x 1.00x 1.50x 2.00x 2.50x 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 3Q 15 4Q15 1Q16 (3) Avg. 1.35x in 2013 Avg. 1.69x in 2014 Avg. 1.37x in 2015 Distributable Cash Flow Coverage Ratio (2) 1.70x 1.58x 2.28x 2.40x 3.21x 2.69x 2.55x 2.56x 3.00x 3.14x 3.11x 3.49x 3.48x 0.50x 1.50x 2.50x 3.50x 4.50x 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 3Q 15 4Q 15 1Q 16 Debt / LTM EBITDA Leverage Ratio (4)

17 Marginal Percentage Interest in Distributions Assumed Distribution per Limited Partner Unit if Delek Logistics Meets 15% Annual Growth Target (1) Delek Logistics GP Incentive Distribution Rights Total Quarterly Distribution Per Unit Target Amount Unitholders General Partner Minimum Quarterly Distribution below $0.37500 98.0% 2.0% First Target Distribution $0.37500 to $0.43125 98.0% 2.0% Second Target Distribution $0.43125 to $0.46875 85.0% 15.0% Third Target Distribution $0.46875 to $0.56250 75.0% 25.0% Thereafter above $0.56250 50.0% 50.0%  Paid Distribution $0.61 for 1Q 2016  Delek US Ownership: LP Units: 14,798,516 GP Units: 495,975 (1) Based on no change in number of units and assumes all units are paid distribution, including IDRs to Delek US and its affiliates. Targeted annual growth rate in distribution based on 15% (per DKL target in 4Q15 earnings press release) from 2015 4Q distribution of $0.51 per unit ($2.04 annualized) to 2016. Delek US and affiliates own approximately 60% of limited partner units and 100% of the general partner units. Information for illustrative purposes only, actual amounts will be determined by Delek Logistics based on future performance and pursuant to its partnership agreement. Assumed Annual Distribution (LP and GP) to Delek US if Delek Logistics Meets 15% Annual Growth Target (1) $1.50 $1.60 $1.90 $2.24 $2.58 $- $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 MQD annualized 2013A 2014A 2015A 2016E Distribution per LP unit $28.1 $33.1 $38.1 $1.9 $5.0 $12.4 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 2014 2015 2016E Distribution - LP Distribution - GP $ in millions +7% +19% +18% +15%

Retail Operational Update

Fuel Gallons Sold Per Store (000’s) 1,112 1,204 1,274 300 311 2013 2014 2015 1Q15 1Q16 1,037 1,106 1,169 261 279 2013 2014 2015 1Q15 1Q16 Retail Locations Create Synergies for Product Marketing 19 Expanding Market Footprint in Markets Capable of Being Supplied by El Dorado Merchandise Sales Per Store ($000’s) Tennessee 189 locations Virginia 8 locations Kentucky and Mississippi 10 locations Arkansas 13 locations Tyler Georgia 43 locations El Dorado Red border indicates region for future growth Alabama 92 locations  Markets gasoline, diesel and merchandise through a network of retail fuel and convenience stores throughout the southeastern U.S.  Operates 355 stores throughout seven states  Ability to supply fuel gallons to stores from refining and product logistics at Delek US  Currently undergoing multi-year store enhancement initiative  62% of stores re-imaged or newly constructed $47.6 $61.0 $63.7 $12.3 $12.0 2013 2014 2015 1Q15 1Q16 Contribution Margin ($ millions)

Focused on Organic Growth 20  Large Format Stores are focal point  Approximately 4,800 square feet  Offer customers wider product selection  Prepared food service offering increases traffic  Avg. approximately 4 million gallons and $2+million inside sales once market penetrated  3 year growth trajectory for market penetration  69 large format stores in portfolio as of 1Q16  11 stores built in 2014  3 new stores opened in December 2015 and 2 in January 2016  Current store mix of reimage, truck stops, new builds New Builds 2,600,000 3,400,000 4,000,000 Year 1 Year 2 Year 3 Large Format Store Fuel Gallons Sold Projected Performance Year 1-3 (1) (1) Projected fuel gallons sold. Actual amount will vary based on individual store location and performance over time. Continued integration with refining system supports higher fuel margins 31% 69% 2013 49% 51% 2014 66% 34% 2015

Financial Update

Solid Financial Performance & Delivering Value to Shareholders

Financial Highlights

- **At March 31, 2016**
  - Cash of $349.9 million; Debt of $962.0 million
  - Includes $357.9 million of debt at Delek Logistics (DKL)
  - Excluding DKL, Delek US' net debt position was approximately $254.4 million
- **Capital allocation focused on cash returned to shareholders, acquisitions and capital program**
  - $125 million share repurchase plan authorized in 2016
  - Repurchased $42 million in 2015; $75 million in 2014
  - Total of $37 million of dividends paid in 2015
  - **Completed large capital spending program in 2015**
    - Invested in operations for long term growth; $257 million of capital expenditures in 2014; $219 million in 2015
    - Forecast 2016 capital spending of $64.5 million

Historical Contribution Margin ($MM) (1)(2)



Reported
Negative Inv. Effect
7.25 year CAGR: 10.7%
13.25 year CAGR: 18.2%
$164
$151
$130
$445
$655
$439
$610
$47
$340
$51
$342
$37
2008
2009
2010
2011
2012
2013
2014 (3)
2015 (3)
1Q16 LTM

Cash Balance ($MM)



$68
$49
$226
$602
$400
$444
$302
$350
2009
2010
2011
2012
2013
2014
2015
1Q16

Share Repurchases ($MM)



$37
$75
$42
2013
2014
2015

Dividends Declared ($/share)



Regular
Special
$0.15
$0.15
$0.15
$0.15
$0.33
$0.18
$0.15
$0.60
$0.39
$0.21
$0.95
$0.55
$0.40
$1.00
$0.40
$0.60
$0.60
$0.60
$0.15
$0.15
2009
2010
2011
2012
2013
2014
2015
1Q16

(1) Contribution margin is defined as net sales less cost of goods sold, operating expenses and other one-time expenses, excluding depreciation and amortization.
(2) Delek US assumed operational control of the El Dorado refinery and related assets through the acquisition of a majority equity interest in Lion Oil on April 29, 2011.
(3) In 2014 reported contribution margin of $610.0m included a reduction of $47m for inventory charges, excluding lower of cost or market. In 2015 reported contribution margin of $302.0m included a reduction of $51m for inventory charges, excluding lower of cost or market. The inventory effect has been highlighted in this chart to illustrate a proforma performance if inventory had not been a negative effect each year. The 1Q16 LTM period includes a reduction of $37m for inventory charges, excluding lower of cost or market. These inventory effects occurred due to crude oil and product price changes during the period.

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Increases potential free cash flow generation from operations $18.8 $74.9 $61.6 $82.9 $155.1 $42.3 $36.0 $46.1 $123.6 $199.1 $164.5 $27.8 $0.2 $0.3 $0.9 $0.5 $0.9 $30.3 $25.8 $9.2 $18.6 $14.3 $10.4 $21.4 $23.3 $18.6 $14.3 $14.4 $36.5 $29.1 $37.9 $26.2 $18.3 $13.8 $2.0 $0.1 $0.1 $7.6 $26.5 $35.0 $22.4 $17.2 $8.6 2005A 2006A 2007A 2008A 2009A 2010A 2011A 2012A 2013A 2014A 2015A 2016E Refining Logistics (Marketing) Retail Other Declining Capital Needs 23 $56.8 $81.0 $132.0 $222.3 Source: Company filings. $256.9 $218.6 $170.0 $102.4 $87.2 $96.5 $29.2 ($ in millions)  Average EBITDA generation 2012 to 2015 was $394 million *2016 estimate represents sustaining maintenance, regulatory and some discretionary related spending projects. No significant growth related capital expenditures are included in the current forecast. $64.5

Delek US Capital Allocation Options 24 Invest in Business • Safe and efficient operations • Maintenance level spend in refining • Building new stores in retail • JV pipeline projects in logistics Acquisitions • Focus on Logistics • Environment more attractive • Build off existing platform • Acquire remaining interest in Alon USA (48% purchased in May 2015) Share Repurchases • $6 million repurchased in 2016 (1) • $42 million repurchased in 2015 • $75 million repurchased in 2014 Dividend policy • Regular Quarterly Dividend $0.15/share • Special dividends paid in past • Policy evaluated regularly Long Term Value Creation Target the most attractive value based on market conditions, expected returns and growth strategies 1. Year to date purchases through June 27, 2016.

Limited Value Attributed to Delek US Refining Assets in Current Environment 25 Creates attractive capital allocation opportunity Refining, ($0.19) to $0.08 Retail, $0.32 to $0.45 GP, $0.10 to $0.24 ALJ, $0.20 DKL, $0.40 -$0.3 $0.0 $0.3 $0.6 $0.9 $1.2 V al u e, $ in b ill ion s Delek US Price: $13.07 X Shares: 62.1m Market Cap: $0.8 B +Debt (excl. DKL): $0.6 - Cash: $0.3 Enterprise Value: $1.1 B DKL Value: Price: $25.75 X Shares: 24.3m Market Cap: $0.6 B X 60% Ownership $0.4 B ALJ Value: Price: $6.84 X Shares: 70.9m Market Cap: $0.5 B X 48% Ownership $0.2 B General Partner Estimated Value: Est. Annual Distribution: $10.0m to $20.0m range X Est. Multiple: 10.0x-12.0x Estimated Value $0.10 B to $0.24 B Retail Estimated Value: Est. Annual EBITDA $40m to $45m range X Est. Multiple: 8.0x to 10x Estimated Value $0.32 B to $0.45 B Remaining Value to refining $1.1B EV Notes: • Share prices based on June 23, 2016 and shares outstanding, debt and cash balances as of Mar. 31, 2016. DKL debt of $357.6 mill ion excluded from DK enterprise value. • Retail valuation based on estimated EBITDA range. Actual results will vary based on market conditions. • GP Distribution range based on estimated amount if Delek Logistics (NYSE: DKL) meets its target of 15% annual growth in l imited partner distributions in the future based on DKL 1Q16 earnings release. Actual amounts paid in the future based on DKL performance and partnership agreement. • Multiple ranges based on internal estimates.

26 Large, Complementary Logistics, Marketing and Retail Systems Significant Organic Growth / Margin Improvement Opportunities Focus on Shareholder Returns Strong Balance Sheet Strategically Positioned Refining Platform Questions and Answers

Appendix Additional Data

28 Summary Organization Structure (1) Currently a 4.65% interest in the Delek US ownership interest in the general partner is held by three members of senior manag ement of Delek US. The remaining ownership interest will be indirectly held by Delek. Market cap based on share prices on June 23, 2016. 95.35% ownership interest (1) 2.0% interest General partner interest Incentive distribution rights Delek Logistics Partners, LP NYSE: DKL Market Cap: $626 million Delek Logistics GP, LLC (the General Partner) Delek US Holdings, Inc. NYSE: DK Market Cap: $812 million 59.7% interest Alon USA NYSE: ALJ Market Cap: $485 million 48% interest

Delek US Focused on Building an Integrated Business Model

A core part of Delek US' strategy is to grow via prudent strategic transactions since 2001

Asset Integration

	2005 to 2007	2011 to 2012	2013 to Current
Crude Gathering		2011 SALA Gathering Lion Oil acquisition	Increased Gathering East and West Texas
Crude Logistics		2011 Paline Pipeline $50 mm 2012 Nettleton Pipeline $12.3 mm	2016 Completion DKL Joint Ventures Caddo Pipeline RIO Pipeline Exp. Inv.: ~$96.0 mm
Refining	2005 Tyler refinery & related assets $68.1 mm(1)	2011 Lion refinery & related pipeline & terminals $228.7 mm(1)	2013 Biodiesel Facility $5.3 mm 2014 Biodiesel Facility $11.1 mm 2015 48% ownership in Alon USA
Product Logistics	2006 Abilene & San Angelo terminals $55.1 mm	2012 Big Sandy terminal & pipeline $11.0 mm	2013 Tyler-Big Sandy Pipeline $5.7 mm 2013 North Little Rock Product Terminal $5.0 mm 2014 Mt. Pleasant System $11.1 mm (2) 2014 Frank Thompson Transport $11.9 mm
Retail	Acquisition Completed 171 retail fuel & convenience stores & related assets $157.3 mm	2011 - 2014 Building new large format convenience stores	2015 48% ownership in Alon USA

(1) Includes logistic assets in purchase price. Purchase price includes working capital for refineries.
(2) Mt. Pleasant includes $1.1 million of inventory.

Refinery Segment | Logistics Segment | Retail Segment

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U.S. Refining Environment Trends

Refined Product Margins and WTI-Linked Feedstock Favor Delek US



Brent-WTI Cushing Spread Per Barrel(1)
WTI 5-3-2 Gulf Coast Crack Spread Per Barrel(2)
LLS 5-3-2 Gulf Coast Crack Spread Per Barrel(2)
$50
$40
$30
$20
$10
$0
-$10
-$20
-$30
Jan-10
Jun-16

(1) Source: Platts; 2016 data is as of June 23, 2016; 5-3-2 crack spread based on HSD
(2) Crack Spreads: (+/-) Contango/Backwardation

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Access to Midland Crudes Benefits Margins

WTI Midland vs. WTI Cushing Crude Pricing


($ per barrel)
$2.00
$0.00
($2.00)
($4.00)
($6.00)
($8.00)
($10.00)
($12.00)
($14.00)
105,000 bpd of Midland crude in DK system
Jan-11 Feb-11 Mar-11 Apr-11 May-11 Jun-11 Jul-11 Aug-11 Sep-11 Oct-11 Nov-11 Dec-11 Jan-12 Feb-12 Mar-12 Apr-12 May-12 Jun-12 Jul-12 Aug-12 Sep-12 Oct-12 Nov-12 Dec-12 Jan-13 Feb-13 Mar-13 Apr-13 May-13 Jun-13 Jul-13 Aug-13 Sep-13 Oct-13 Nov-13 Dec-13 Jan-14 Feb-14 Mar-14 Apr-14 May-14 Jun-14 Jul-14 Aug-14 Sep-14 Oct-14 Nov-14 Dec-14 Jan-15 Feb-15 Mar-15 Apr-15 May-15 Jun-15 Jul-15 Aug-15 Sep-15 Oct-15 Nov-15 Dec-15 Jan-16 Feb-16 Mar-16 Apr-16 May-16 Jun-16 Jul-16

Source: Argus – as of June 23, 2016

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Non-GAAP Reconciliation

Delek US Contribution Margin & EBITDA Reconciliation

($ in millions)	Year Ended 12/31										
	2008	2009	2010	2011	2012	2013	2014	2015	1Q15	1Q16	1Q16 LTM
Net sales	$4,723.7	$2,666.7	$3,755.6	$7,198.2	$8,726.7	$8,706.8	$8,324.3	$5,762.0	$1,150.6	$1,105.9	$5,717.3
Cost of goods sold	4,308.1	2,394.1	3,412.9	6,429.9	7,704.4	7,880.7	7,315.2	5,015.6	1,006.1	991.1	5,000.6
Operating expenses	240.8	219.0	229.5	320.9	363.3	387.4	398.8	406.6	91.4	101.9	417.1
Impairment of goodwill	11.2	7.0	0.0	2.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Insurance proceeds - business interruption	0.0	(64.1)	(12.8)	0.0	0.0	0.0	0.0	0.0	0.0	(42.4)	(42.4)
Property damage proceeds, net	0.0	(40.3)	(4.0)	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Contribution margin	$163.6	$151.0	$130.0	$445.2	$659.0	$438.7	$610.3	$339.8	$53.1	$55.3	$342.0
General and administrative expenses	57.0	64.3	59.0	81.4	99.7	111.2	133.4	126.0	32.7	34.6	127.9
EBITDA	$106.6	$86.7	$71.0	$363.8	$559.3	$327.5	$476.9	$213.8	$20.4	$20.7	$214.1

Delek US Free Cash Flow Reconciliation

($ in millions)	Year Ended 12/31						
	2012	2013	2014	2015	1Q15	1Q16	1Q16 LTM
Net cash provided by operating activities	$462.9	$90.5	$329.8	$180.0	($61.5)	$71.9	$313.4
Purchase of property, plant and equipment	132.0	210.3	269.8	214.1	68.4	19.9	$165.6
Free cash flow	$330.9	($119.8)	$60.0	($34.1)	($129.9)	$52.0	$147.8

Source: Company filings.

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Investor Relations Contact: Assi Ginzburg Keith Johnson Chief Financial Officer Vice President of Investor Relations 615-435-1452 615-435-1366